UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Goldman Sachs BDC, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GOLDMAN SACHS BDC, INC. PO Box 43131 Providence, RI 02940-3131 SCAN the QR code to access your materials without entering a Control Number or Security Code. VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/MSFXKXU on May 27, 2026 at 10:00 a.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this Notice. Important Notice Regarding the Availability of Proxy Materials for Goldman Sachs BDC, Inc. 2026 Annual Meeting of Stockholders to be virtually held on May 27, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials fo r the Annual Meeting of Stockholders are available on the Internet, including Proxy Card, Notice of Annual Meeting and Proxy Statement. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the Annual Meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. To view your proxy materials, go to the website and enter your login details below. https://www.proxy-direct.com/gol-35043 Easy Online Access – View your proxy materials and vote. Step 1: Go to https://www.proxy-direct.com/gol-35043. Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for 108941-005 requesting a copy. Please make you 02Apr26 equest as 14:04 soon as possible but no Page l t r th n 1 10 days before the meeting to facilitate timely delivery.

The 2026 Annual Meeting of Stockholders of Goldman Sachs BDC, Inc. is being held to consider and vote on the following proposals: THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDED THAT YOU VOTE “FOR” EACH OF THE PROPOSALS. 1. To elect two Class III directors of the Company, who will serve until the 2029 annual meeting of stockholders or until his or her successor is duly elected and qualified. 01. Timothy J. Leach 02. Kaysie Uniacke 2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST. TELEPHONE REQUESTS E-MAIL REQUESTS AT: CALL 1-877-816-5331 proxymaterials@computershare.com GSB_35043_NA_022526